December 18, 2001

                       DREYFUS VARIABLE INVESTMENT FUND-

                              BALANCED PORTFOLIO

                           SUPPLEMENT TO PROSPECTUS

                               DATED MAY 1, 2001

      Effective December 28, 2001, Douglas Ramos will manage the Portfolio's asset allocation and the equity portion of its portfolio and the Dreyfus taxable fixed-income team will manage the fixed-income portion of the portfolio. Mr. Ramos has been employed by The Dreyfus Corporation since July 1997 and is co-director of equity research. Before joining Dreyfus, he was a senior partner and investment counselor for Loomis, Sayles & Company. The Dreyfus taxable fixed-income team, which consists of sector specialists, will collectively make investment decisions for the fixed-income portion of the portfolio. The team's specialists will focus on, and monitor conditions in, the different sectors of the fixed-income market. Once different factors have been analyzed, the sector specialists will then decide on allocation weights and recommend fixed-income securities for investment.

      Effective December 28, 2001, the portfolio managers will be permitted to overweight certain sectors relative to the S&P 500 in seeking higher returns. Because the Portfolio may allocate relatively more assets to certain industry sectors than others, the Portfolio's performance may be more susceptible to any developments which affect those sectors emphasized by the Portfolio. Since the Portfolio holds fewer securities than the S&P 500 and has the ability to purchase companies not listed on the index, the Portfolio can underperform the index. Dreyfus manages risk by diversifying across companies and industries and by using quantitative and fundamental risk analysis.

                                                                       154s1201



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